Accumulated Other Comprehensive Loss (Detail) (USD $) In Millions, unless otherwise specified	Nov. 30, 2012	Nov. 30, 2011
Accumulated Other Comprehensive Income (Loss) [Line Items]
Cumulative foreign currency translation adjustments, net	$ (98)	$ (123)
Unrecognized pension expenses	(125)	(96)
Unrealized loss on marketable security	(13)	(17)
Net gains on cash flow derivative hedges	29	27
Accumulated other comprehensive income (loss)	$ (207)	$ (209)